FEDERATED TECHNOLOGY FUND

A PORTFOLIO OF FEDERATED EQUITY FUNDS

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 2007


A special meeting of the shareholders of Federated Technology Fund ("Technology Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on March 5, 2008, for the following purposes:


1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Growth Fund ("MDT Fund"), a portfolio of Federated MDT Series, would acquire all of the assets of Technology Fund in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund to be distributed pro rata by Technology Fund in complete liquidation and termination of Technology Fund; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

Shareholders of Technology Fund as of January 7, 2008, will be receiving in the mail a Prospectus/Proxy Statement that provides additional information regarding the proposed Reorganization. If shareholders of Technology Fund approve the Reorganization, each owner of Technology Fund's Class A Shares, Class B Shares and Class C Shares will become the owner of Class A Shares, Class B Shares or Class C Shares of MDT Fund, in each case having a total net asset value ("NAV") equal to the total NAV of his or her holdings in Technology Fund on the date of the Reorganization.


This document does not constitute an offer of any securities of Federated MDT Small Cap Growth Fund. Such an offer will be made only by the Prospectus/Proxy Statement.


                                                                January 21, 2008




Federated Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784
37828 (1-07)